Scudder Global Fund


-------------------------------------
November 1, 1995


Scudder Growth and
Income Fund


-------------------------------------
May 1, 1995
As Revised August 8, 1995


Scudder Short Term
Bond Fund

-------------------------------------
May 1, 1995

Scudder Cash
Investment Trust


-------------------------------------
November 1, 1995


Four pure no-load(TM) (no sales charges) mutual funds offering a broad range of investment objectives.

This combined prospectus sets forth concisely the information a prospective investor should know before investing in the following open-end funds: Scudder Global Fund, a series of Scudder Global Fund, Inc.; Scudder Growth and Income Fund, a series of Scudder Investment Trust; Scudder Short Term Bond Fund, a series of Scudder Funds Trust; and Scudder Cash Investment Trust. Please retain it for future reference.

Shares of Scudder Cash Investment Trust are not insured or guaranteed by the U.S. Government. Scudder Cash Investment Trust seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.


If you require more detailed information, Statements of Additional Information dated May 1, 1995 for Scudder Growth and Income Fund and Scudder Short Term Bond Fund and November 1, 1995 for Scudder Global Fund and Scudder Cash Investment Trust, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statements, which are incorporated by reference into this prospectus, have been filed with the Securities and Exchange Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 8.


99-2-115

  Expense information

 -------------------------------------------------------------------------------

How to compare a Scudder pure no-load(TM) fund


 This information is designed to help you understand the various costs and expenses of investing in Scudder funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.



 1)  Shareholder  transaction  expenses:  Expenses  charged  directly to your individual  account in a Fund for various transactions.

                                                                                            Scudder          Scudder
                                                                                          Growth and        Short Term
                                                                                          Income Fund       Bond Fund
                                                                                          -----------       ---------
     Sales commissions to purchase shares (sales load)                                         NONE            NONE

     Commissions to reinvest dividends                                                         NONE            NONE


     Redemption fees                                                                           NONE*           NONE*


     Fees to exchange shares                                                                   NONE            NONE

 2) Annual Fund operating expenses: Expenses paid by a Fund before it distributes its net investment income, expressed as a percentage of each Fund's average daily net assets for the fiscal year ended December 31, 1994 for Scudder Growth and Income Fund and Scudder Short Term Bond Fund.

     Investment management fee                                                                 0.53%+++        0.46%

     12b-1 fees                                                                                NONE            NONE

     Other expenses                                                                            0.32%           0.27%
                                                                                               ----            ----

     Total Fund operating expenses                                                             0.85%+++        0.73%
                                                                                               ====            ====

 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)

     One year                                                                               $   9           $   7

     Three years                                                                               27              23

     Five years                                                                                47              41

     Ten years                                                                                105              91

 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

 * You may redeem by writing or calling the Funds or by "Write-A-Check" for Scudder Short Term Bond Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

 +++ These fees reflect the fees which would have been payable for the fiscal year ended December 31, 1994 under the Investment Management Agreement dated August 9, 1994.

Expense information


 How to compare a Scudder pure no-load(TM) fund


 This information is designed to help you understand the various costs and expenses of investing in Scudder funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.


 1)  Shareholder  transaction  expenses:  Expenses  charged  directly to your individual  account in a Fund for various transactions.
                                                                                                             Scudder
                                                                                             Scudder     Cash Investment
                                                                                           Global Fund        Trust
                                                                                           -----------        -----
     Sales commissions to purchase shares (sales load)                                         NONE            NONE

     Commissions to reinvest dividends                                                         NONE            NONE


     Redemption fees                                                                           NONE*           NONE*


     Fees to exchange shares                                                                   NONE            NONE

 2) Annual Fund operating expenses: Expenses paid by a Fund before it distributes its net investment income, expressed as a percentage of each Fund's average daily net assets for the fiscal year ended June 30, 1995 for Scudder Global Fund and Scudder Cash Investment Trust.


     Investment management fee                                                                0.97%           0.41%


     12b-1 fees                                                                                NONE            NONE


     Other expenses                                                                           0.41%           0.37%
                                                                                              ----            ----

     Total Fund operating expenses                                                            1.38%           0.78%
                                                                                              ====            ====


 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)


     One year                                                                               $  14           $   8

     Three years                                                                               44              25

     Five years                                                                                76              43

     Ten years                                                                                166              97


 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

 * You may redeem by writing or calling the Funds or by "Write-A-Check" for Scudder Cash Investment Trust. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

 Financial highlights

 Scudder Global Fund


 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

 If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.


                                                                                                               FOR THE PERIOD
                                                                                                                JULY 23, 1986
                                                                                                                (COMMENCEMENT
                                                          YEARS ENDED JUNE 30,                                 OF OPERATIONS)
                                    -------------------------------------------------------------------------    TO JUNE 30,
                                      1995     1994(d)    1993      1992     1991     1990     1989      1988        1987
                                    -------------------------------------------------------------------------  --------------
Net asset value,
 beginning of period.............   $23.93   $21.63     $19.56    $18.06   $20.36   $17.64   $14.47    $15.42      $12.00
                                    ------   ------     ------    ------   ------   ------   ------    ------      ------
Income from investment
 operations:
 Net investment income...........      .25      .23        .15       .19      .40      .19      .19       .18         .05
 Net realized and unrealized
   gain (loss) on investment
   transactions..................     1.91     2.57       2.42      2.28    (1.50)    3.28     3.20      (.82)       3.37
                                    ------   ------     ------    ------   ------   ------   ------    ------      ------
Total from investment operations      2.16     2.80       2.57      2.47    (1.10)    3.47     3.39      (.64)       3.42
                                    ------   ------     ------    ------   ------   ------   ------    ------      ------
Less distributions from:
 Net investment income...........     (.11)    (.24)      (.16)     (.31)    (.37)    (.20)    (.14)     (.06)          -
 Net realized gains on
   investment transactions.......     (.34)    (.26)      (.34)     (.66)    (.83)    (.55)    (.08)     (.25)          -
                                    ------   ------     ------    ------   ------   ------   ------    ------      ------
Total distributions..............     (.45)    (.50)      (.50)     (.97)   (1.20)    (.75)    (.22)     (.31)          -
                                    ------   ------     ------    ------   ------   ------   ------    ------      ------
Net asset value, end of period...   $25.64   $23.93     $21.63    $19.56   $18.06   $20.36   $17.64    $14.47      $15.42
                                    ======   ======     ======    ======   ======   ======   ======    ======      ======
TOTAL RETURN (%).................     9.11    12.99      13.45     14.09    (5.20)   20.00    23.90     (4.45)      28.50**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions)...................    1,168    1,096        577       371      268      257       91        81         102
Ratio of operating expenses,
  to average daily net
  assets (%).....................     1.38     1.45       1.48      1.59     1.70     1.81     1.98      1.71(b)     1.84*(a)
Ratio of net investment income to
  average daily net assets (%)...     1.03      .97        .90      1.09     2.21     1.77     1.22      1.23         .63*
Portfolio turnover rate (%)......     44.4     59.7       64.9      44.6     85.0(c)  38.3     30.7      53.8        32.2*


(a)   The Adviser did not impose all of its management fee during the period July 23, 1986 (commencement of operations) to
      December 31, 1986, amounting to $.01 per share.


(b)   The Adviser absorbed a portion of the Fund's expenses exclusive of management fees, amounting to $.03 per share.

(c)   The portfolio turnover rate on equity securities and debt securities was 62.7% and 174.4%, respectively, based on average monthly equity holdings and average monthly debt holdings.

(d)   Per share amounts have been calculated using weighted average shares outstanding.

  *   Annualized

 **   Not annualized


Financial highlights

Scudder Growth and Income Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1994 and may be obtained without charge by writing or calling Scudder Investor Services, Inc. Scudder Short Term Bond Fund

                                                               Years Ended December 31,
                               ------------------------------------------------------------------------------------
                                 1994     1993(b)  1992    1991     1990    1989     1988    1987     1986    1985
                               ------------------------------------------------------------------------------------
Net asset value,
   beginning of period ...     $17.24   $16.20   $15.76  $12.77   $14.14  $13.18   $12.31  $15.02   $15.35  $11.90
                               ------   ------   ------  ------   ------  ------   ------  ------   ------  ------
Income from investment
 operations:
 Net investment income ...        .49      .49      .57     .57      .65     .67      .60     .68      .67     .59
 Net realized and
   unrealized gain
   (loss) on investment
   transactions ..........       (.05)    2.01      .90    2.97    (1.01)   2.75      .86    (.07)    1.96    3.44
                               ------   ------   ------  ------   ------  ------   ------  ------   ------  ------
Total from investment
 operations ..............        .44     2.50     1.47    3.54     (.36)   3.42     1.46     .61     2.63    4.03
                               ------   ------   ------  ------   ------  ------   ------  ------   ------  ------
Less distributions from:
 Net investment
   income ................       (.51)    (.45)    (.53)   (.55)    (.67)   (.69)    (.59)   (.68)    (.68)   (.58)
 Net realized gains on
   investment
   transactions ..........       (.91)   (1.01)    (.50)     --     (.34)  (1.77)      --   (2.64)   (2.28)     --
                               ------   ------   ------  ------   ------  ------   ------  ------   ------  ------
Total distributions ......      (1.42)   (1.46)   (1.03)   (.55)   (1.01)  (2.46)    (.59)  (3.32)   (2.96)   (.58)
                               ------   ------   ------  ------   ------  ------   ------  ------   ------  ------
Net asset value,
 end of period ...........     $16.26   $17.24   $16.20  $15.76   $12.77  $14.14   $13.18  $12.31   $15.02  $15.35
                               ======   ======   ======  ======   ======  ======   ======  ======   ======  ======
TOTAL RETURN (%) .........       2.60    15.59     9.57   28.16    (2.33)  26.36    12.01    3.50    18.27   34.55
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) .....      1,992    1,624    1,166     723      491     490      402     392      385     302
Ratio of operating
 expenses to average
 net assets (%) (a) ......        .86      .86      .94     .97      .95     .87      .92     .89      .83     .84
Ratio of net investment
 income to average
 net assets (%)  .........       2.98     2.93     3.60    4.03     5.03    4.47     4.63    4.24     4.19    4.35
Portfolio turnover
  rate (%) ...............       42.3     35.5     27.5    44.7     64.7    76.6     47.6    59.5     45.3    73.3

(a) The Adviser did not impose a portion of its management fee amounting to $.02 per share for the year ended December 31, 1992.
      If all expenses, including the management fee not imposed, had been incurred by the Fund, the annualized ratio of expenses to average net assets for such year would have been 1.08% and the total return would have been lower.  This ratio includes costs associated with the acquisition of certain assets of Niagara Share Corporation on July 27, 1992, exclusive of these charges the ratio would have been .92%.
(b) Effective January 1, 1993, the Fund discontinued using equalization accounting.


Financial highlights

Scudder Short Term Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements. If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1994 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                        Years Ended December 31,
                                -------------------------------------------------------------------------------------
                                  1994    1993(c)  1992    1991    1990    1989    1988    1987    1986    1985
                                -------------------------------------------------------------------------------------
Net asset value,
 beginning of period. . . . .   $12.01  $11.93   $12.25  $11.72  $11.71  $11.19  $11.23  $11.92  $11.35  $10.26
                                ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
 operations:
 Net investment income (a). .      .81     .87      .97    1.08    1.09     .83     .73     .74     .81     .96
 Net realized and
   unrealized gains
   (losses) . . . . . . . . .    (1.15)    .08     (.33)    .53     .01     .61    (.04)   (.58)    .78    1.09
                                ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
Total from investment
 transactions   . . . . . . .     (.34)    .95      .64    1.61    1.10    1.44     .69     .16    1.59    2.05
                                ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
Less distributions from:
 Net investment income. . . .     (.64)   (.80)    (.96)  (1.08)  (1.09)   (.83)   (.73)   (.74)   (.81)   (.96)
 Net realized gains . . . . .       --    (.03)      --      --      --    (.09)     --    (.11)   (.21)     --
 In excess of gains . . . . .       --    (.04)      --      --      --      --      --      --      --      --
 Tax return of capital. . . .     (.12)     --       --      --      --      --      --      --      --      --
                                ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
Total distributions . . . . .     (.76)   (.87)    (.96)  (1.08)  (1.09)   (.92)   (.73)   (.85)  (1.02)   (.96)
                                ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,
 end of period  . . . . . . .   $10.91  $12.01   $11.93  $12.25  $11.72  $11.71  $11.19  $11.23  $11.92  $11.35
                                ======  ======   ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%)  . . . . . .    (2.87)   8.18     5.43   14.38    9.88   13.20    6.10    1.40   14.70   20.30
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 ($ millions)   . . . . . . .    2,136   3,190    2,862   2,247     340      72      10      10       8       5
Ratio of operating
 expenses net, to average
 net assets (%)(a)  . . . . .      .73     .68      .75     .44     .16     .36    1.50    1.45    1.45    1.27
Ratio of net investment
 income to average
 net assets (%)   . . . . . .     6.93    7.21     8.01    8.96    9.36    7.97    6.48    6.34    6.89    8.82
Portfolio turnover rate (%) .     65.3    66.1     83.7(b) 41.0    52.9    40.0    23.5    28.7    15.6    58.1

(a) Portion of expenses
     reimbursed by the
     Adviser  . . . . . . . .   $   --  $   --   $   --   $  --  $  .02  $  .10   $ .04  $  .04   $  --    $.02
    Management fee not
     imposed by the
     Adviser (Note C) . . . .   $   --  $   --   $   --   $ .06  $  .07  $  .05   $  --   $  --   $ .01    $.07
    Ratio of operating expenses, including expenses reimbursed, management fee and other expenses not imposed, to average daily net assets aggregated .78%, 1% and 1.19% for the years ended December 31, 1992, 1991 and 1990, respectively.
(b) The high turnover rate reflects an increase in principal prepayments on mortgage securities in the Fund.
(c) Per share amounts have been calculated using weighted average shares outstanding.

    On July 3, 1989, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the General 1994 Portfolio of Scudder Target Fund and its objectives were current income, capital preservation, and possible capital appreciation.  Financial information prior to July 3, 1989 should not be considered representative of the present Fund.

Financial highlights

Scudder Cash Investment Trust


  The following table includes selected data for a share outstanding throughout each year and other performance information derived from the audited financial statements.

  If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated June 30, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                           YEARS ENDED JUNE 30,
                                ------------------------------------------------------------------------------
                                 1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                                ------------------------------------------------------------------------------
Net asset value,
  beginning of period.......    $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net investment income.......      .048    .027    .027    .047    .069    .080    .082    .064    .056    .071
Distributions from
  net investment income
  and net realized
  capital gains.............     (.048)  (.027)  (.027)  (.047)  (.069)  (.080)  (.082)  (.064)  (.056)  (.071)
                                ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,
  end of period.............    $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%)............      4.90    2.77    2.75    4.76    7.13    8.23    8.49    6.59    5.71    7.25
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end
  of year ($ millions)......     1,520   1,430   1,119   1,361   1,736   1,644   1,563   1,370   1,144   1,104
Ratio of operating
  expenses to average
  daily net assets (%)......       .78     .82     .78     .70     .66     .67     .66     .68     .68     .65
Ratio of net investment
  income to average
  daily net assets (%)......      4.84    2.78    2.72    4.58    6.91    7.93    8.21    6.44    5.55    7.01

A message from Scudder's chairman

Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $90 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

/s/Daniel Pierce

Fund objectives


*    Scudder  Global  Fund

     seeks  long-term   growth  of  capital  from  global
     investment markets

*    Scudder Growth and Income Fund

     seeks long-term growth of capital, current income and growth of income

*    Scudder Short Term Bond Fund

     seeks a high level of income consistent with a high degree of principal stability

*    Scudder Cash Investment Trust

     seeks stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income from money market securities

 Contents

Introduction                                           9
Scudder Global Fund                                    9
Scudder Growth and Income Fund                        11
Scudder Short Term Bond Fund                          11
Scudder Cash Investment Trust                         13
Special risk considerations                           14
Additional information about policies
   and investments                                    15
Purchases                                             18
Exchanges and redemptions                             19
Distribution and performance
   information                                        22
Fund organization                                     23
Transaction information                               25
Shareholder benefits                                  29
Directors and Officers                                33
Trustees and Officers                                 34
Investment products and services                      35
How to contact Scudder                      Back cover

Introduction

Scudder Global Fund, Scudder Growth and Income Fund, Scudder Short Term Bond Fund and Scudder Cash Investment Trust (collectively, the "Funds") are mutual funds advised by Scudder, Stevens & Clark, Inc. (the "Adviser"). The four Funds' prospectuses are presented together so you can understand their important differences and decide which Fund or combination of Funds is most suitable for your investment needs.

Each Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.


Except as otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in a Fund's objectives. If there is a change in investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that each Fund's objectives will be met.


Scudder Global Fund

Investment objective and policies

Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

Investments

The Fund invests in companies that the Adviser believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. It is expected that investments will be spread broadly around the world. The Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's ("S&P") or those of equivalent quality as determined by the Adviser. The Fund may not invest more than 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P or deemed by the Adviser to be of comparable quality. (See "Additional information about policies and investments --Risk factors.")

 Scudder Global Fund
 (cont'd)

The Fund may invest in zero coupon securities which pay no cash income and are issued at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Fixed-income securities also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. Similarly, the Fund may invest in cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Fund may invest in closed-end investment companies holding foreign securities. In addition, the Fund may engage in strategic transactions.

Why invest in the Fund?


The management of the Fund believes that there is substantial opportunity for long-term capital growth from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. This global investment framework seeks to take advantage of the investment opportunities created by the global economy. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products and raise capital. As a result, international trends such as movements in currency and trading relationships are becoming more important to many industries than purely domestic influences. To understand a company's business, it is frequently more important to understand how it is linked to the world economy than whether or not it is, for example, a U.S., French or Swiss company. Just as a company takes a global perspective in deciding where to operate, so too may an investor benefit from looking globally in deciding which industries are growing, which producers are efficient and which companies' shares are undervalued. The Fund affords the investor access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.


The Fund is designed for investors seeking worldwide equity opportunities in developed, newly industrialized and developing countries (some of these developing countries are located in Latin America and Africa). Like consumers who seek to buy a good product wherever it is made, the Fund seeks to find investment opportunities regardless of location. Because the Fund's portfolio invests globally, it provides the potential to augment returns available from the U.S. stock market. In addition, since U.S. and foreign markets do not always move in step with each other, a global portfolio will be more diversified than one invested solely in U.S. securities.

Investing directly in foreign securities is usually impractical for most investors because it presents complications and extra costs. Investors often find it difficult to arrange purchases and sales, to obtain current information, to hold securities in safekeeping and to convert the value of their investments from foreign currencies into dollars. The Fund manages these problems for the investor. With a single investment, the investor has a diversified worldwide investment portfolio which is managed actively by experienced professionals. The Adviser has had many years of experience investing in foreign markets and dealing with trading, custody and currency transactions around the world. The Adviser has the benefit of information it receives from worldwide sources and believes the Fund affords investors an efficient and cost-effective method of investing worldwide.

Scudder Growth and Income Fund

Investment objective and policies

Scudder Growth and Income Fund seeks long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities for investment considerations and not for trading purposes.

Investments

The Fund attempts to achieve its investment objective by investing primarily in dividend paying common stocks, preferred stocks and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconverti-ble preferred stocks consistent with the Fund's objective. From time to time, for temporary defensive purposes, when the Adviser feels such a position is advisable in light of economic or market conditions, the Fund may invest a portion of its assets in cash and cash equivalents. The Fund may invest in foreign securities and repurchase agreements. In addition, the Fund may engage in strategic transactions. More information about investment techniques is provided under "Additional information about policies and investments."

The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased.

Why invest in the Fund?

The Fund seeks to provide participation in the long-term growth of the economy through the investment returns offered by common stocks and securities convertible into common stocks. It maintains a diversified portfolio consisting primarily of common stocks, preferred stocks and convertible securities of companies with long-standing records of earnings growth. These companies, many of which are mainstays of the domestic U.S. economy, offer prospects for future growth of earnings and profits, and therefore may offer investors attractive long-term investment opportunities. This strategy, with an emphasis on income, may be more appropriate for the conservative portions of your equity portfolio.

Scudder Short Term Bond Fund

Investment objective and policies

Scudder Short Term Bond Fund is designed for investors seeking a higher and more stable level of income than normally provided by money market investments and more price stability than investments in intermediate- and long-term bonds.

The Fund's objective is to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality, short-term bonds. The dollar-weighted average effective maturity of the Fund's portfolio may not exceed three years. Within this limitation, the Fund may purchase individual securities with remaining stated maturities greater than three years.

Investments

The Fund invests at least 65% of its net assets in a managed portfolio of bonds consisting of U.S.

 Scudder Short Term Bond Fund
 (cont'd)

Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government; corporate debt securities, such as bonds, notes and debentures; mortgage-backed securities; and other asset-backed securities.

Other eligible investments for the Fund are money market instruments which are comprised of commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances) and repurchase agreements; privately placed obligations (including restricted securities); and foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks.

In addition, the Fund may purchase securities on a when-issued or forward delivery basis and may engage in strategic transactions. See "Additional information about policies and investments" for more information.

To meet its objective, the Adviser actively manages the Fund's portfolio. Investment decisions are based on general economic and financial trends, such as domestic and international economic developments, the outlook for the securities markets, the level of interest rates and inflation, the supply and demand of debt securities and other factors. The composition of the Fund's portfolio is also determined by individual security analysis. The Adviser's team of experienced credit analysts actively monitors the credit quality of the investments of the Fund.

The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average maturity. The Adviser, however, will attempt to reduce principal fluctuation through, among other things, diversification, credit analysis and security selection and adjustment of the Fund's average portfolio maturity. In periods of rising interest rates and falling bond prices, the Adviser may shorten the Fund's average maturity to minimize the effect of declining bond values on the Fund's net asset value. Conversely, during times of falling rates and rising prices, a longer average maturity of up to three years may be sought. When the Adviser believes economic or other conditions warrant, for temporary defensive purposes the Fund may invest more than 35% of its assets in money market instruments.

The Fund's securities generally offer less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity, but lower-quality securities generally have less liquidity, and both tend to have greater credit and market risk and, consequently, more price volatility.

It is against the Fund's policy to make changes in the portfolio for short-term trading purposes. However, the Fund may take advantage of opportunities provided by temporary dislocations in the market to maintain principal stability or enhance income.

High quality securities

The Fund emphasizes high quality investments. At least 65% of the Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies or instrumentalities, and (2) debt securities rated, at the time of purchase, in one of the two highest ratings categories of S&P (AAA or AA) or Moody's (Aaa or Aa) or, if not rated, judged to be of comparable quality by the Adviser. In addition, the Fund will not invest in any debt security rated at the time of purchase lower than BBB by S&P or Baa by Moody's, or of equivalent quality as determined by the Adviser. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

The U.S. Government securities in which the Fund may invest include (1) securities issued and backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills, notes and bonds; (2) securities, including mortgage-backed securities, issued by an agency or instrumentality of the U.S. Government, including those backed by the full faith and credit of the U.S. Government, such as securities of the Export-Import Bank of the United States, the General Services Administration and the Government National Mortgage Association, and those issued by agencies and instrumentalities, such as Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation which, while neither direct obligations of nor guaranteed by the U.S. Government, are backed by the credit of the issuer itself and may be supported as well by the issuer's right to borrow from the U.S. Treasury; and (3) securities of the U.S. Government, its agencies or instrumentalities on a when-issued or forward delivery basis. In addition, the Fund may invest in repurchase agreements with respect to U.S. Government securities.

Why invest in the Fund?

Scudder Short Term Bond Fund is designed for individuals, institutions and corporations seeking a high level of income compared to money market funds, consistent with a high degree of principal stability for their investments compared to that of longer-term fixed-income investments. Investors may choose this Fund as a complement to money market funds. Money market funds are managed for total price stability but generally tend to offer somewhat lower yields than this Fund. Further, the Fund may appeal to investors favoring a more stable investment and willing to accept somewhat lower yields than they might normally expect from a longer-term bond fund.

Some investors may view the Fund as an alternative to a bank certificate of deposit ("CD"). While an investment in the Fund is not federally insured and there is no guarantee of price stability, an investment in the Fund--unlike a CD--is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties and may provide a higher yield. The Fund may also be appropriate for IRAs, 401(k)s and other retirement plans where income is compounded on a tax-deferred basis.

Scudder Cash Investment Trust

Investment objectives and policies

The investment objectives of Scudder Cash Investment Trust are to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share and declares dividends daily.

Investments


The Fund purchases U.S. dollar-denominated securities with remaining maturities of 397 calendar days or less, except in the case of U.S. Government securities which may have remaining maturities of 762 calendar days or less. The dollar-weighted average maturity of the Fund's portfolio will vary with money market conditions, but is always 90 days or less. All securities in the Fund's portfolio must meet credit quality standards pursuant to procedures established by the Trustees. Generally, the Fund may purchase only securities which are rated, or issued by a company with comparable securities rated, within the two highest quality rating categories of one or more of the following rating agencies: Moody's, S&P and Fitch. If a security is unrated, the Fund may purchase the security if, in the opinion of the Adviser, the credit quality of the security is deemed equivalent to the rated securities mentioned above.

The Fund may invest in short-term securities consisting of: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational

Scudder Cash Investment Trust
(cont'd)



organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and foreign branches of domestic banks, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

The Fund may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; and municipal securities, including notes, bonds and participation interests, either taxable or tax free.

In addition, the Fund may invest in repurchase agreements and securities with put features.

Each of the above referenced eligible investments and investment practices have certain risks associated with them. For a more complete description, please refer to the Fund's Statement of Additional Information.


Why invest in the Fund?

The Fund can be appropriate for investors who are concerned about stability of principal. If investors are just starting out and want their assets to grow in a stable investment, if they want to keep their nest egg safe and handy, or if they are simply looking to "park" their investment capital for a short time, a money market fund may be a good choice.

One appealing characteristic of a money market fund is that it seeks to maintain a stable share price. Thus, not only should investors have the value of their initial investment maintained, they ordinarily will have earnings on that investment, plus earnings on those earnings, if dividends are reinvested.

In general, the level of income from a money market fund is affected by the quality of the Fund's investments. The Fund invests in a broad range of money market securities which are of high quality.

Another important feature of the Fund is daily liquidity. Investors can gain access to their cash by toll-free telephone redemption or with our convenient check writing option. Shareholders may write checks of at least $100.

Special risk considerations

Global investing involves economic and political considerations not typically found in U.S. markets. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, expropriation, political and social instability, and diplomatic developments.

Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Adviser seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Scudder Global Fund is designed for long-term investors who can accept international investment risk. Since the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. Because of the Fund's global investment policies and the investment considerations discussed above, investment in shares of the Fund should not be considered a complete investment program.

While both Scudder Short Term Bond Fund and Scudder Growth and Income Fund each generally emphasize investments in U.S. Government securities and companies domiciled in the U.S., each may invest in foreign securities that meet the same criteria as each Fund's domestic holdings when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of each Fund. Foreign securities may be denominated either in U.S. dollars or foreign currencies. Scudder Global Fund, Scudder Growth and Income Fund and Scudder Short Term Bond Fund may each enter into forward foreign currency exchange contracts in connection with the purchase and sale of securities denominated in a foreign currency.

Additional information about policies and investments

Investment restrictions

Each Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Funds' investment risk.

Each Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and, in the case of Scudder Short Term Bond Fund, except in connection with reverse repurchase agreements. Each Fund may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.


Scudder Global Fund, as a matter of nonfundamental policy, may not invest more than 10% of its total assets, in the aggregate, in securities which are not readily marketable, restricted securities and repurchase agreements maturing in more than seven days.

In addition, as a matter of nonfundamental policy, each Fund, with the exception of Scudder Global Fund, may not invest more than 10% of its net assets, in the aggregate, in securities which are not readily marketable, restricted securities and repurchase agreements maturing in more than seven days. Each Fund, with the exception of Scudder Global Fund, may not invest more than 5% of its total assets in restricted securities.


Scudder Cash Investment Trust, with certain limited exceptions, may not invest more than 5% of its total assets in the securities of a single issuer, or subject to puts from any one issuer, except U.S. Government securities, and may not invest more than 10% of its total assets in securities subject to unconditional puts by a single issuer.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in each Fund's Statement of Additional Information.

The high quality securities in which Scudder Cash Investment Trust invests are divided into "first tier" and "second tier" securities. First tier securities are those securities generally rated in the highest category by at least two rating agencies (or one, if only one rating agency has rated the security). Securities which are generally rated in the two highest categories by at least two rating agencies (or one, if only one rating agency has rated the security) and which do not qualify as first tier securities are second tier securities. The Adviser may determine, pursuant to procedures approved by the Trustees, that an unrated security is equivalent to a first tier or second tier security. The Fund will not invest more than 5% of its total assets in second tier securities or more than 1% of its total assets in second tier securities of a single issuer.

Securities lending

Scudder Growth and Income Fund may lend portfolio securities to registered broker/dealers as a means of increasing its income. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. Loans of portfolio securities will be secured continuously by collateral consisting of U.S. Government securities or fixed-income obligations that are maintained at all times in an amount at least equal to the current market value of the loaned securities. The Fund will earn any interest or dividends paid on the loaned securities and may share with the borrower some of the income received on the collateral for the loan or will be paid a premium for the loan.

Convertible securities

Each of the Funds, with the exception of Scudder Cash Investment Trust, may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities.

When-issued securities

Scudder Short Term Bond Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Repurchase agreements

As a means of earning income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price.

Scudder Short Term Bond Fund may also enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities in which the Fund invests.

Mortgage and other asset-backed securities

Scudder Short Term Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, the Fund may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association (FNMA), which are not guaranteed by the U.S. Government. Moreover, the Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities.

The Fund may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution.

Dollar roll transactions


Scudder Short Term Bond Fund may enter into dollar roll transactions with selected banks and broker/dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Fund's borrowing restrictions and consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date at the same price. In addition, the Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Fund to buy the securities.


Indexed securities

Scudder Short Term Bond Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument.

Strategic Transactions and derivatives

Each of the Funds, with the exception of Scudder Cash Investment Trust, may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in the Funds' portfolios or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts,


(Continued on page 20)

 Purchases



 Opening             Minimum initial investment: $1,000; IRAs $500
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.


 Make checks         o   By Mail             Send your completed and signed application and check
 payable to "The
 Scudder Funds."
                                                 by regular mail to:       or         by express, registered,
                                                                                      or certified mail to:


                                                 The Scudder Funds                    Scudder Shareholder Services
                                                 P.O. Box 2291                        Center
                                                 Boston, MA                           42 Longwater Street
                                                 02107-2291                           Norwell, MA
                                                                                      02061-1612


                     o   By Wire             Please see Transaction information--Purchasing shares--
                                             By wire following these tables for details, including the ABA wire transfer number. Then call 1-800-225-5163 for instructions.

                     o   In Person           Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.

-----------------------------------------------------------------------------------------------------------------------


 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares
                     Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks        o    By Mail             Send a check with a Scudder investment slip, or with a
 payable to "The                             letter of instruction including your account number and the
 Scudder Funds."                             complete Fund name, to the appropriate address listed above.

                     o   By Wire             Please see Transaction information--Purchasing shares--
                                             By wire following these tables for details, including the ABA wire transfer number.

                     o   In Person           Visit one of our Funds Centers to make an additional
                                             investment in your Scudder fund account. Funds Center
                                             locations are listed under Shareholder benefits.

                     o   By Telephone        You may purchase additional shares in an amount of $10,000 or more of Scudder Global Fund and Scudder Growth and Income
                                             Fund. Please call 1-800-225-5163 for more details.

                     o   By Automatic        You may arrange to make investments on a regular basis
                         Investment Plan     through automatic deductions from your bank checking
                         ($50 minimum)       account. Please call 1-800-225-5163 for more information and an enrollment form.

  Exchanges and redemptions

 -----------------------------------------------------------------------------------------------------------------------
 Exchanging        Minimum investments: $1,000 to establish a new
 shares            account; $100 to exchange among existing accounts

                   o By Telephone      To speak with a service representative, call
                                       1-800-225-5163 from 8 a.m. to 8 p.m. eastern time or to access SAIL(TM),
                                       Scudder's Automated Information Line, call 1-800-343-2890 (24 hours a day).

                   o  By Mail          Print or type your instructions and include:
                      or Fax
                                         -   the name of the Fund and the account number you are exchanging from;

                                         -   your name(s) and address as they appear on your account;

                                         -   the dollar amount or number of shares you wish to exchange;

                                         -   the name of the Fund you are exchanging into; and

                                         -   your signature(s) as it appears on your account and a daytime telephone number.

                                       Send your instructions

                                       by regular mail to:     or by express, registered,     or by fax to:
                                                                  or certified mail to:


                                       The Scudder Funds          Scudder Shareholder Services   1-800-821-6234
                                       P.O. Box 2291              Center
                                       Boston, MA 02107-2291      42 Longwater Street
                                                                  Norwell, MA 02061-1612


-----------------------------------------------------------------------------------------------------------------------

 Redeeming         o By Telephone      To speak with a service representative, call 1-800-225-5163
 shares                                from 8 a.m. to 8 p.m. eastern time or to access SAIL(TM),
                                       Scudder's Automated Information Line, call 1-800-343-2890 (24 hours a day).
                                       You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $50,000 sent to your address of record.

                   o  By "Write-       You may redeem shares of Scudder Cash
                      A-Check"         Investment Trust and Scudder Short Term Bond Fund
                                       by writing checks against your account balance as often as you like for at least $100, but not more than $5,000,000.

                   o  By Mail          Send your instructions for redemption to the appropriate address or fax number
                      or Fax           above and include:

                                         -   the name of the Fund and account number you are redeeming from;

                                         -   your name(s) and address as they appear on your account;

                                         -   the dollar amount or number of shares you wish to redeem; and

                                         -   your signature(s) as it appears on your account and a daytime telephone number.

                                       A signature guarantee is required for redemptions over $50,000.
                                       See Transaction information--Redeeming shares following these tables.


                   o  By Automatic     You may arrange to receive automatic cash payments periodically.
                      Withdrawal Plan  Call 1-800-225-5163 for more information and an enrollment form.

 -----------------------------------------------------------------------------------------------------------------------

(Continued from page 17)

currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Funds' portfolios, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Funds' assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

Each Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that a Fund may use from time to time.

Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Debt securities. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

Scudder Global Fund may invest no more than 5% of its total assets in debt securities which are rated BBB or Baa or below or in unrated securities. Securities rated below BBB/Baa are commonly referred to as "junk bonds." The lower the quality of such debt securities, the greater their risks render them like equity securities. The Fund may invest in securities which are rated as low as C by Moody's or D by S&P at the time of purchase. Such securities may be in default with respect to payment of principal or interest.

Securities lending. From time to time, the Fund may lend its portfolio securities to registered broker/dealers as described above. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to registered broker/dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans will justify the risk.

Zero coupon securities. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the sellers of the securities before repurchase under a repurchase agreement, the Fund may encounter delay and incur costs including a decline in the value of the securities, before being able to sell the securities.

Mortgage-backed securities. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and lessen their growth potential. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

Other asset-backed securities. In addition to prepayment risk, securities representing pools of certain consumer loans present certain risks that are not presented by mortgage-backed securities. These securities may not have the benefit of any security interest in the underlying assets. Also, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


Dollar roll transactions. If the broker/dealer to whom the Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted; the value of the securities may change adversely over the term of the dollar roll; the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


Indexed securities. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.


Illiquid investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.


Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.

Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that Scudder Global Fund, Scudder Growth and Income Fund and Scudder Short Term Bond Fund may use and some of their risks are described more fully in each Fund's Statement of Additional Information.

Distribution and performance information

Dividends and capital gains distributions


Scudder Global Fund intends to distribute any dividends from net investment income, if any, in November or December. Scudder Growth and Income Fund intends to distribute dividends from its net investment income quarterly in April, July, October and December. Scudder Short Term Bond Fund's dividends from net investment income and Scudder Cash Investment Trust's dividends from net investment income are declared daily and distributed monthly to shareholders. Scudder Cash Investment Trust may take into account capital gains and losses (other than long-term capital gains) in its daily dividend declaration. The Fund may make additional distributions for tax purposes, if necessary.

Each Fund intends to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made within three months of each Fund's fiscal year end, if necessary.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account. Generally, dividends from net investment income are taxable to shareholders as ordinary income.

Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from net investment income distributed by each of the Funds, except Scudder Cash Investment Trust, may qualify for the dividends-received deduction for corporations.

Shareholders of Scudder Global Fund may be able to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries.

The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the following year.

Performance information

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in a Fund for a specified period. The "average annual total return" of a Fund is the average annual compound rate of return of an investment in a Fund assuming that the investment has been held for one year, five years and ten years as of a stated ending date. (If a Fund has not been in operation for at least ten years, the life of the Fund will be used where applicable.) "Cumulative total return" represents the cumulative change in value of an investment in a Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of a Fund.

Performance for any of the four Funds will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses.

The "capital change" for Scudder Global Fund and Scudder Growth and Income Fund measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends.

The "SEC yield" of Scudder Short Term Bond Fund is an annualized expression of the net income generated by the Fund over a specified 30-day (one month) period, as a percentage of the Fund's share price on the last day of that period. This yield is calculated according to methods required by the Securities and Exchange Commission (the "SEC"), and therefore may not equate to the level of income paid to shareholders. The "yield" of Scudder Cash Investment Trust refers to the income generated by an investment in the Fund over a specified seven-day period. The "effective yield" of Scudder Cash Investment Trust is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested and will reflect the effects of compounding.

Fund organization

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Scudder Global Fund's activities are supervised by its Board of Directors. Scudder Growth and Income Fund, Scudder Short Term Bond Fund and Scudder Cash Investment Trust's activities are supervised by their respective Boards of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Funds are not required to and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors or Trustees, changing fundamental investment policies or approving an investment management or advisory contract.

Shareholders will be assisted in communicating with other shareholders in connection with removing a Director or a Trustee as if Section 16(c) of the 1940 Act were applicable.

The prospectuses of the Funds are combined in this prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement regarding another Fund. The Directors and Trustees of each Fund have considered this and approved the use of a combined prospectus.

Scudder Global Fund

Scudder Global Fund is a series of Scudder Global Fund, Inc., a Maryland corporation which was organized in May 1986.

Scudder Growth and Income Fund

Scudder Growth and Income Fund is a series of Scudder Investment Trust. The Trust, formerly known as Scudder Growth and Income Fund, was organized as a Massachusetts business trust in September 1984 and on December 31, 1984 assumed the business of its predecessor, which was organized as a Massachusetts corporation in May 1929. On November 13, 1984, the predecessor fund changed its name from Scudder Common Stock Fund, Inc. to Scudder Growth and Income Fund and its investment objective and policies from those of a growth fund to those stated in the section "Investment objective and policies."

Scudder Short Term Bond Fund

Scudder Short Term Bond Fund is a series of Scudder Funds Trust. The Trust was organized as a Massachusetts business trust in July 1981 and changed its name from Scudder Target Fund to its current name effective July 3, 1989. The Fund's name and investment objective also were changed to the current ones effective July 3, 1989.

Scudder Cash Investment Trust

Scudder Cash Investment Trust was organized as a Massachusetts business trust in December 1975.

Investment adviser

Each Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the daily investment and business affairs subject to the policies established by the respective Board of Directors or Boards of Trustees. The Directors have overall responsibility for the management of Scudder Global Fund under Maryland law. The Trustees have overall responsibility for the management of Scudder Growth and Income Fund, Scudder Short Term Bond Fund and Scudder Cash Investment Trust under Massachusetts law.

Each Fund pays the Adviser an investment management or an advisory fee which are graduated so that increases in a Fund's net assets may result in a lower average fee rate and decreases in a Fund's net assets may result in a higher average fee rate.

Each Fund's fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


For Scudder Global Fund, the Adviser receives an investment management fee for these services equal, on an annual basis, to 1.00% of the first $500 million of average daily net assets, 0.95% of such assets in excess of $500 million and 0.90% of such assets in excess of $1 billion. Prior to September 6, 1995, the Adviser received on an annual basis, an investment management fee for its services equal to 1.00% of the first $500 million of average daily net assets and 0.95% of such assets in excess of $500 million.


For Scudder Growth and Income Fund, the Adviser receives an investment management fee for these services equal, on an annual basis, to 0.60% of the first $500 million of average daily net assets, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion and 0.45% of such assets in excess of $2 billion. From August 9, 1994 to August 7, 1995 the management fee for the portion of the Fund's assets over $2 billion was 0.475%, during this time all other management fees were at their current rate. Prior to August 9, 1994, the Adviser received on an annual basis, an investment management fee for its services equal to 0.65% of the first $200 million of average daily net assets, 0.60% of such assets in excess of $200 million, 0.55% of such assets in excess of $400 million and 0.50% of such assets in excess of $900 million.


For the fiscal year ended December 31, 1994, the Adviser received an investment management fee of 0.54% of Scudder Growth and Income Fund's average daily net assets and 0.46% of Scudder Short Term Bond Fund's average daily net assets.


For the fiscal year ended June 30, 1995, the Adviser received an investment advisory fee of 0.97% of Scudder Global Fund's average daily net assets and 0.41% of Scudder Cash Investment Trust's average daily net assets.


All of a Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc. manages Scudder Global Fund from its location at 345 Park Avenue, New York, New York.

Scudder, Stevens & Clark, Inc. manages Scudder Growth and Income Fund, Scudder Short Term Bond Fund and Scudder Cash Investment Trust from its location at Two International Place, Boston, Massachusetts.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a wholly-owned subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Funds.

Underwriter

Scudder Investor Services, Inc., a wholly-owned subsidiary of the Adviser, is the Funds' principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Funds. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

State Street Bank and Trust Company is the custodian for each of the Funds.

Fund accounting agent

Scudder Fund Accounting Corporation, a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Funds.


Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Funds' transfer agent in Boston receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, each Fund may hold redemption proceeds until the purchase check has cleared, which may take up to seven business days. If you purchase shares by federal funds wire, you may avoid this delay. Redemption or exchange requests by telephone, or by "Write-A-Check" for Scudder Short Term Bond Fund and Scudder Cash Investment Trust, prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent in Boston. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

--   the name of the fund in which the money is to be invested,

--   the account number of the fund, and

--   the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts.

Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.


By telephone order. Existing shareholders of Scudder Global Fund and Scudder Growth and Income Fund may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to a Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.


Redeeming shares

Each Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to a Fund; see "How to contact Scudder" for the address.

By "Write-A-Check." You may redeem shares in Scudder Cash Investment Trust and Scudder Short Term Bond Fund by writing checks against your account balance for at least $100. Your Fund investments will continue to earn dividends until your check is presented to a Fund for payment.

Checks will be returned by the Funds' transfer agent if there are insufficient shares to meet the withdrawal amount. You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Funds reserve the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $50,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price


Purchases and redemptions, including exchanges, are made at net asset value. For Scudder Growth and Income Fund, Scudder Global Fund and Scudder Short Term Bond Fund, Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading.

In addition, for Scudder Cash Investment Trust, Scudder Fund Accounting Corporation determines net asset value per share as of noon, and as of the close of regular trading on the Exchange on each day the Exchange is open for trading.


Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding. In calculating the net asset value per share, each Fund uses the current market value of the securities. However, for securities with 60 days or less to maturity, Scudder Cash Investment Trust uses the amortized cost value.

Trading in securities on foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when a Fund's net asset value is calculated, such securities will be valued at fair value as determined by each Trust's Board of Trustees or the Corporation's Board of Directors.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent in Boston.

For Scudder Global Fund and Scudder Growth and Income Fund, all purchase and redemption requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day. Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

For Scudder Short Term Bond Fund, purchase and redemption requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of trading that day. Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day. Purchases made by federal funds wire before noon eastern time will begin earning income that day; all other purchases received before the close of regular trading on the Exchange will begin earning income the next business day. Redeemed shares will earn income on the day on which the redemption request is executed.

For Scudder Cash Investment Trust, purchases made by wire and received by the Fund's transfer agent before noon on any business day are executed at noon on that day and begin earning income the same day. Those made by wire between noon and the close of regular trading on the Exchange on any business day are executed at the close of trading the same day and begin earning income the next business day. Purchases made by check are executed on the day the check is received in good order by the Fund's transfer agent in Boston and begin earning income on the next business day. Redemption requests received in good order by the Fund's transfer agent between noon and the close of regular trading on the Exchange are executed at the net asset value calculated at the close of regular trading on that day and will earn a dividend on the redeemed shares that day. If a redemption request is received by noon, proceeds will normally be wired that day, if requested by the shareholder, but no dividend will be earned on the redeemed shares on that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.


Each Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).


Short-term trading

Purchases and sales of Scudder Global Fund and Scudder Growth and Income Fund should be made for long-term investment purposes only. The Funds and Scudder Investor Services, Inc. each reserve the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in a Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the application when you open an account. Federal tax law requires a Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $1,000, which amount may be changed by each Fund's Board of Directors or Board of Trustees. Scudder retirement plans have similar or lower minimum share balance requirements. Each Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Each Fund will mail the proceeds of the redeemed account to the shareholder. The shareholder may restore the share balance to $1,000 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

Scudder Global Fund and Scudder Growth and Income Fund each reserve the right, if conditions exist which make cash payments undesirable, to honor any request for distribution by making payment in whole or in part in readily marketable securities chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Each Fund is managed by a team of Scudder investment professionals who each play an important role in a Fund's management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Scudder Global Fund. Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for Scudder Global Fund's worldwide strategy and investment themes since its inception in 1986. Mr. Holzer, who has over 20 years'experience in global investing, joined Scudder in 1980. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976 and the team in 1993. Alice Ho, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Ms. Ho, who joined Scudder in 1986 as a member of the institutional and private investment counsel areas, has worked as a portfolio manager since 1989.


Scudder Growth and Income Fund. Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since 1991. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 11 years of experience in the investment industry, including several years of pension fund management experience. Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined the team and Scudder in 1991, focuses on strategy and stock selection. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 16 years of investment experience, joined Scudder in 1983 as a portfolio manager and the Fund in 1986.

Scudder Short Term Bond Fund. Since the Fund was introduced in 1989, Lead Portfolio Manager Thomas M. Poor has had responsibility for its day-to-day operation. Mr. Poor, who joined Scudder in 1970, sets the Fund's general investment strategies. Christopher L. Gootkind, Portfolio Manager, also has been a member of the Fund's team since its inception. Mr. Gootkind, who has worked as a portfolio manager at Scudder since 1986, has responsibility for the Fund's investments in financial institutions and asset-backed securities. Scott E. Dolan, Portfolio Manager, joined the team in 1994 and is responsible for implementing the Fund's strategy. Mr. Dolan, who joined Scudder in 1989, has four years of experience in compliance analysis and account administration and has worked as a portfolio manager since 1993.


Scudder Cash Investment Trust. Stephen L. Akers assumed responsibility for the Fund's day-to-day management in 1995. Mr. Akers joined the Fund's team in 1994 and has managed several fixed-income portfolios since joining Scudder in 1984. Robert T. Neff, Portfolio Manager, joined Scudder in 1972 and has more than 20 years experience managing short-term fixed-income assets. Debra A. Hanson, Portfolio Manager, assists with the development and execution of investment strategy and has been with Scudder since 1983. K. Sue Cote, Portfolio Manager, joined Scudder in 1983 and has 12 years experience working with short-term fixed-income investments.


SAIL(TM)--Scudder Automated Information Line


For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.


Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you At the Helm, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, Cincinnati, Los Angeles, New York, Portland (OR), San Diego, San Francisco and Scottsdale.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

* Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

* 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

* Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

* 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

* SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

* Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Directors and Officers

Scudder Global Fund

    Edmond D. Villani*
        Chairman of the Board and Director

    William E. Holzer*
        President

    Paul Bancroft III
        Director; Venture Capitalist and Consultant

    Nicholas Bratt*
        Director

    Thomas J. Devine
        Director; Consultant

    William H. Gleysteen, Jr.
        Director; President, The Japan Society, Inc.


    William H. Luers
        Director; President, The Metropolitan Museum of Art


    Daniel Pierce*
        Director and Vice President

    Robert G. Stone, Jr.
        Director; Chairman of the Board and Director, Kirby Corporation

    Robert W. Lear
        Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

    Jerard K. Hartman*
        Vice President

    Thomas W. Joseph*
        Vice President

    Douglas M. Loudon*
        Vice President

    Gerald J. Moran*
        Vice President

    Cornelia M. Small*
        Vice President


    Thomas F. McDonough*
        Vice President and Secretary

    Pamela A. McGrath*
        Vice President and Treasurer

    David S. Lee*
        Vice President and Assistant Treasurer

    Edward J. O'Connell*
        Vice President and Assistant Treasurer

    Juris Padegs*
        Vice President and Assistant Secretary

    Kathryn L. Quirk*
        Vice President and Assistant Secretary

    Coleen Downs Dinneen*
        Assistant Secretary

    *Scudder, Stevens & Clark, Inc.

Trustees and Officers


Scudder Growth and Income Fund, Scudder Short Term Bond Fund and Scudder Cash Investment Trust

    Daniel Pierce*
        President and Trustee (1,2)

    David S. Lee*
        President and Trustee (3); Vice President (1,2)

    Henry P. Becton, Jr.
        Trustee (1,3); President and General Manager, WGBH Educational
        Foundation

    Lynn S. Birdsong*
        Trustee (2)

    Thomas J. Devine
        Trustee (2); Consultant

    Dawn-Marie Driscoll
        Trustee (3); Attorney and Corporate Director

    Cuyler W. Findlay*
        Vice President and Trustee (3)

    Peter B. Freeman
        Trustee (2,3); Corporate Director and Trustee

    Dudley H. Ladd*
        Vice President (3) and Trustee (1,3)


    George M. Lovejoy, Jr.
        Trustee (1,3); President and Director,
        Fifty Associates


    Wesley W. Marple, Jr.
        Trustee (1); Professor of Business Administration,
        Northeastern University


    Dr. Wilson Nolen
        Trustee (2); Consultant


    Juris Padegs*
        Trustee (1,2)


    Jean C. Tempel
        Trustee (1); General Partner, TL Ventures

    Stephen L. Akers*
        Vice President (3)


    Bruce F. Beaty*
        Vice President (1)

    Jerard K. Hartman*
        Vice President

    Robert T. Hoffman*
        Vice President (1)

    Thomas W. Joseph*
        Vice President

    Douglas M. Loudon*
        Vice President (1)

    Robert T. Neff*
        Vice President (3)

    Thomas M. Poor*
        Vice President (2)



    Thomas F. McDonough*
        Vice President, Secretary;
        Assistant Treasurer (1,2)

    Pamela A. McGrath*
        Vice President and Treasurer

    Edward J. O'Connell*
        Vice President and Assistant Treasurer

    Kathryn L. Quirk*
        Vice President and Assistant Secretary (2)

    Coleen Downs Dinneen*
        Assistant Secretary

    * Scudder, Stevens & Clark, Inc.


        (1) Scudder Growth and Income Fund
        (2) Scudder Short Term Bond Fund
        (3) Scudder Cash Investment Trust
        All Funds unless otherwise indicated.

  Investment products and services



    The Scudder Family of Funds                                     Income
    Money market                                                      Scudder Emerging Markets Income Fund
      Scudder Cash Investment Trust                                   Scudder GNMA Fund
      Scudder U.S. Treasury Money Fund                                Scudder Income Fund
    Tax free money market+                                            Scudder International Bond Fund
      Scudder Tax Free Money Fund                                     Scudder Short Term Bond Fund
      Scudder California Tax Free Money Fund*                         Scudder Short Term Global Income Fund
      Scudder New York Tax Free Money Fund*                           Scudder Zero Coupon 2000 Fund
    Tax free+                                                       Growth
      Scudder California Tax Free Fund*                               Scudder Capital Growth Fund
      Scudder High Yield Tax Free Fund                                Scudder Development Fund
      Scudder Limited Term Tax Free Fund                              Scudder Global Fund
      Scudder Managed Municipal Bonds                                 Scudder Global Small Company Fund
      Scudder Massachusetts Limited Term Tax Free Fund*               Scudder Gold Fund
      Scudder Massachusetts Tax Free Fund*                            Scudder Greater Europe Growth Fund
      Scudder Medium Term Tax Free Fund                               Scudder International Fund
      Scudder New York Tax Free Fund*                                 Scudder Latin America Fund
      Scudder Ohio Tax Free Fund*                                     Scudder Pacific Opportunities Fund
      Scudder Pennsylvania Tax Free Fund*                             Scudder Quality Growth Fund
    Growth and Income                                                 Scudder Small Company Value Fund
      Scudder Balanced Fund                                           Scudder Value Fund
      Scudder Growth and Income Fund                                  The Japan Fund
------------------------------------------------------------------------------------------------------------------------
    Retirement Plans and Tax-Advantaged Investments
      IRAs                                                            403(b) Plans
      Keogh Plans                                                     SEP-IRAs
      Scudder Horizon Plan*+++ (a variable annuity)                   Profit Sharing and
      401(k) Plans                                                             Money Purchase Pension Plans
------------------------------------------------------------------------------------------------------------------------
    Closed-end Funds#
      The Argentina Fund, Inc.                                        Scudder New Europe Fund, Inc.
      The Brazil Fund, Inc.                                           Scudder World Income Opportunities Fund, Inc.
      The First Iberian Fund, Inc.
      The Korea Fund, Inc.                                          Institutional Cash Management
      The Latin America Dollar Income Fund, Inc.                      Scudder Institutional Fund, Inc.
      Montgomery Street Income Securities, Inc.                       Scudder Fund, Inc.
      Scudder New Asia Fund, Inc.                                     Scudder Treasurers Trust(TM)++
------------------------------------------------------------------------------------------------------------------------

 For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust(TM), an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call:
 1-800-541-7703.

 How to contact Scudder


 Account Service and Information:                            Please address all correspondence to:

 For existing account service    Scudder Investor Relations                 The Scudder Funds
 and transactions                                                           P.O. Box 2291
                                 1-800-225-5163                             Boston, Massachusetts
                                                                            02107-2291


 For personalized information    Scudder Automated
 about your Scudder accounts;    Information Line
 exchanges and redemptions;      (SAIL)
 or information on any
 Scudder fund                    1-800-343-2890


 Investment Information:                                     Or Stop by a Scudder Funds Center:

 To receive information about    Scudder Investor Relations  Many  shareholders   enjoy  the  personal,   one-on-one
 the Scudder funds, for                                      service  of the  Scudder  Funds  Centers.  Check  for a
 additional applications and     1-800-225-2470              Funds  Center  near   you--they  can  be  found  in  the
 prospectuses, or for                                        following cities:
 investment questions

 For establishing 401(k) and     Scudder Defined             Boca Raton                   New York
 403(b) plans                    Contribution Services
                                                             Boston                       Portland, OR
                                 1-800-323-6105
                                                             Chicago                      San Diego

                                                             Cincinnati                   San Francisco

                                                             Los Angeles                  Scottsdale

 For information on Scudder Treasurers Trust(TM), an         For information on Scudder institutional Funds*,
 institutional cash management service for                   funds designed to meet the broad investment
 corporations, non-profit organizations and trusts           management and service needs of banks and
 which utilizes certain portfolios of Scudder Fund, Inc.*    other institutions, call: 1-800-854-8525.
 ($100,000 minimum), call: 1-800-541-7703.


 Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.